                                [LETTERHEAD]



October 6, 1998

IBM APPLICATION FORM
IBM Solution Provider Agreement
IBM Reseller Agreement

Re: Design Automation Systems, Inc.

To Whom It May Concern:

This communication is to serve as a formal cover letter regarding renewing our legal rights to continue to resell the specific IBM products and services covered within this new Agreement. We have been a valued reseller of certain IBM products and services for a number of years. This year IBM is making substantial changes in the categories and structure of their reseller Channel.

Our goal is to gain ground in this transition and not lose the progress we have made to date. We have made significant investments in our IBM business relationship with the intention of them being long-term investments. Design Automation has strived to maintain the appropriate levels of certification while generating revenues in excess of expectations. This is a symbiotic relationship as our firm has benefited from the association.

We believe that we have completed the forms and are submitting the necessary information to attain the VAE's and Customer Growth classification which we desire. It is our further understanding that missing documentation can be submitted at a later date when it is secured as long as it is no later than your final date. We are sincerely requesting your assistance and guidance through this new process making us a more formidable IBM Reseller as a result. If you have any questions, please contact me at 713-784-2374.

Sincerely,

/s/ Gary A. Reece

Gary A. Reece
Account Executive/Partnering

cc:  Mr. Chuck Leaver/President, Design Automation Systems, Inc.

[LOGO]

Solution Provider Business Plan (Firms Acquiring IBM Product from Distributors) The purpose of this document is to provide IBM and the Distributor from which your firm acquires or will acquire IBM products, current information that is collected during the Solution Provider Application Process, and is updated periodically thereafter. This information will be used to help IBM and your Distributor work with your firm. As this form is designed to assist your company with the marketing of IBM products, please complete all questions and be as specific as possible. All questions must be answered for this document to be meaningful. Attach any additional information which you deem appropriate and helpful.

DESIGN AUTOMATION SYSTEMS                             0019498
-----------------------------------     ---------------------------------------
Legal Business Name                     Business Partner Indentification Number

3200 WILCREST DRIVE, S. 370
HOUSTON, TX  77042                     (713) 784-2374             784-2486
---------------------------------  ------------------------  ------------------
Street, City, State Zip                Telephone Number          Fax Number

GARY A. REECE                            ACCOUNT EXECUTIVE/PARTNERING
---------------------------------    ------------------------------------------
Key Executive Contact                              Title

Solution Provider Profile
How many years have you been in business? 14   Total annual Computer/Computer
Related Revenue?  $27M
Last 12 months IBM Revenue?  $5M

From how may locations do you sell computers/computer related products? 1 What are the locations and how many miles from each is the majority of your
business based?    HOUSTON    DALLAS    AUSTIN
                   -------    ------    ------

-------------    -------------    -------------    -------------   -------------
(Attach separate listing it needed)

How many of your personnel are currently, or will be, involved with your Solution Provider relationship? 20
   How many are currently at each of the following skill levels in each of the following job responsibilities?
(      ILLEGIBLE      )

                                        Skill Level 4    Skill Level 3     Skill Level 2       Skill Level 1
Sales Representatives                        4                 2                1
Programmers/Software Developers              2
Service/Support Personnel                    2                 2                2
Administrative Support                                         1                3
Demonstration Center Personnel                                 1
Other __________________________

What percentage (%) of your past twelve (12) months sales have been in the following market segments?

10      Small Business (Less than 50 employees)?
----
60      Large accounts (over 1000 employees)?
----
10      Government Accounts State and Local  (Y/N  Y )   Federal (Y/N     )
----                                              ----                 ----
        Other (Explain)
----                   --------------------------------------------------------

20      Medium sized businesses (50  to 1000) employees
----    Consumer / Home

----

What percentage (%) of your Past twelve months sales have been focused on a specific industry or industries (e.g. health, banking)?
30% in Energy industry; 20% in Telecom industry;   % in             industry
--     ------           --     -------           --     -----------

From which distributors are you acquiring or proposing to acquire which IBM products (e.g. Distributor A, AS/400)?

Distributor  HALL-MARK. Product  All IBM; Distributor          . Product       ;
             ---------           -------               --------          ------
Distributor           . Product         ; Distributor          . Product       ;
             ---------           -------               --------          ------

What current relationship(s) do you nave with other IT vendors?
Vendor  ACCESS GRAPHICS  Product  SUN  Vendor  HALL-MARK  Product  HP
        ---------------           ---          ---------           --
Vendor                   Product
        ---------------           ---

Software Application / Solution Value Added Enhancement (VAE)

Describe your application or business solution:
                                               ---------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

What VAE(s) are you applying for or approved to sell? (VAE(s) should equal that in SP Application or current contract.)
                                       -----------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SPI30 SAM
PAGE I

Marketing Plans
What are your revenue objectives for the IBM products that your firm markets or will market in this relationship:


AS/400                                AS/400  9401/150
        --------                                      -------------
RS/6000   $2M                         RS/6000 SP       $1.4M
        --------                                 ------------------
STORAGE   $1M                         Networking
         -------                                 ------------------
POS                                   Printers
      ----------                               --------------------
PC Products                           Software          $.6M
           -----                               --------------------
Services    $1M                       Support
           -----                              ---------------------
Other               (Explain)
     -----------             -------------------------------------------------

Total IBM Revenue
                 -------------------------------------------------------------


What is your Marketing Strategy which will enable your firm to achieve your marketing goals? ("What business are you in?)
PREVIOUSLY SUBMITTED
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Describe or list, your key "go to market" plans to achieve your annual revenue goals and objectives:
PREVIOUSLY SUBMITTED
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
What assistance do you require to make your annual revenue plan:
From Distributor?
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

From IBM?
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

What are the key education plans for your employees?
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

THE ABOVE INFORMATION IS DEEMED TO BE ACCURATE AND PROPERLY REFLECTS OUR FIRM'S CURRENT MARKETING PLAN FOR THE TWELVE MONTHS BEGINNING __/__/__ WE UNDERSTAND THIS INFORMATION WILL BE USED BY IBM AND OUR DISTRIBUTOR FOR THE PURPOSES OF PROVIDING OUR FIRM WITH ASSISTANCE AS REQUIRED DURING THE COURSE OF THE NEXT 12 MONTH PERIOD. THIS INFORMATION WILL BE CONSIDERED PART OF THE APPLICATION PROCESS AND AS SUCH WILL BE USED IN THE CONTRACT RENEWAL PROCESS BY IBM AND OUR DISTRIUBTOR.

      Gary A. Reece                         Account Executive/partnering
------------------------------------    ---------------------------------------
      Signature                                        Title

      (713) 784-2374
------------------------------------
     Telehone Number

IBM BUSINESS PARTNER AGREEMENT FOR SOLUTION PROVIDERS

1.  MARKETING APPROVAL

    As our IBM Business Partner-Solution Provider, we approve you under the terms of this Agreement to market to End User, Products and Services specified in this Agreement. As our remarketer, you acquire such Products and Services from an IBM Distributor. When approved as a Solution Provider under a remarketer relationship, you may also be approved under a complimentary marketing relationship. If we approve you to market the same Product and Services under both remarketer and complementary marketing terms, all transactions will be under remarketer terms. You may unilaterally elect not to participate under remarketer terms for a specific transaction or business segment by providing your IBM Distributor-signed IBM Business Partner Statement of Election. If you meet the requirements of the Marketing Approval section of the Complementary Marketing Terms Attachment for Solution Providers, you may participate under those terms.

    Certain Products we make available to your IBM Distributor are eligible for marketing in both Canada and the United States. Your IBM Distributor will advise you of those Products which are eligible for export between Canada and the United States.

    We may specify the specific industry codes to which you market Products. If we do so, you agree to comply.

2.  DEFINITIONS

    END USER is anyone, who is not part of the Enterprise of which you are a part, who uses Services or acquires Products for its own use and not for resale.

    ENTERPRISE is any legal entity and the subsidiaries it owns by more than 50%.

    MACHINE is a machine, its features, conversions, upgrades, elements, accessories, or any combination of them. The term "Machine" includes an IBM Machine and any non-IBM Machine (including other equipment) that we approve you to market.

    PRODUCT is a Machine or Program.

    PROGRAM is an IBM Program or a non-IBM Program provided under its applicable license terms that we approve you to market.

    SERVICE is the performance of a task, provision of advice and counsel, assistance, or use of a resource that we approve you to market.

3.  VALUE ADDED ENHANCEMENT

    For products we specify to your IBM Distributor, you are required to have a solution which is a value added enhancement, that we approve and specify and which significantly adds to the Product's function and capability. You agree to market. Products and Services only with your approved value added enhancement as part of an integrated solution for End Users. Certain Products we specify do not require a value added enhancement.

    In the event we withdraw approval of your value added enhancement, we also withdraw your approval as an IBM Business Partner for that value added enhancement.

    We may,at any time, modify the criteria for approval of your value added enhancement. You are responsible to modify your Value added enhancement to meet these criteria.

    You agree to market Products including processor upgrades requiring a processor, serial number change only to End Users for whom your value added enhancement is their primary reason for acquiring the Products. A sale to an End User without a value added enhancement, when required, is a material breach of the Agreement.

    However, your value added enhancement is not required to be the End User's primary reason for acquiring upgrades to systems you previously installed with your enhancement and where your enhancement is still in productive use. Upgrades include processor upgrades (non-serial number change), peripherals, and programs.

    Unless we specify otherwise in writing, you may market upgrades only to those End Users where you have installed your value added enhancement, and who intend on-going use of that value added enhancement.

4.  Our Relationship

    Each of us agrees that:

    1. each of us is responsible for our own expenses regarding fulfillment of our responsibilities and obligations under the terms of this Agreement.

    2. neither of us will assume or create any obligations on behalf of the other or make any representations or warranties about the other, other than those authorized.

    3. niether of us will bring a legal action against the other more than two years after the cause of action arose unless otherwise provided by local law wilhout the possibility of contractual waiver.

    4. failure by either of us to insist on strict performance or to exercise a right when entitled does not prevent either of us from doing so at a later time either in relation to that default or any subsequent one, and

    5. IBM may change the terms of this Agreement on one month's written notice. Otherwise, for any other change to be valid, both of us must agree in writing. Changes are not retroactive. Additional or different terms in a communication from you are void, and

    6. IBM reserves the right to assign, in whole or in part, this Agreement to any other IBM related company.

5.  YOUR RESPONSIBILITIES TO IBM

    You agree:

    1. to develop a mutually acceptable business plan with us or your IBM Distributor, as we specify, if we require one. Such plan will document your marketing plans as they apply to our relationship. IBM or your IBM Distributor will review the plan, at a minimum, once a year;

    2. that, unless precluded by applicable law, if we specify a minimum annual attainment, one of the requirements for you to retain this relationship is that you achieve such attainment;

    3. to provide us, or our representative, with access to your facilities in order for us to fulfill our obligations and to review your compliance with the Agreement;

    4. if you acquire Products you are approved to market from your Distributor for demonstration, development, and evaluation purposes, to use such Products primarily in support of your Product marketing activities and to retain such Products for twelve months from the Date of Installation of the Products, unless specified otherwise for specific Products by your Distributor. If you acquire Products you are approved to market from your Distributor for internal use, to use such Products only within your Business Partner operations. Any value added enhancement or system integration service otherwise required by your relationship is not applicable when you acquire Products for internal use. You must retail such Products for a minimum of twelve months unless otherwise specified by your Distributor;

    5.  to comply with all terms regarding Program upgrades;

    6. your rights under this Agreement are not property rights and, therefore, you can not transfer them to anyone else or encumber them in any way;

    7.  to maintain the criteria we specified when we approved you;

    8. for a Program requiring the End User's signature on the Program's license agreement, to obtain the signature before providing the Program to the End User, and return any required documentation to your IBM Distributor (all other Programs are licensed under the terms of the agreement provided with them);

    9. to retain records of each Product and Service transaction (for example, a sale, a credit or a warranty claim) for three years and provide us relevant records on request. We may reproduce and retain copies of these records;

    10. to provide information, including installation reporting, to us or your IBM Distributor, as we require your Distributor to provide to us;

    11. to report to us any suspected Product defects or safety problems, and to assist us in tracing and locating Products;

    12. if during our review of your compliance with your Business Partner Agreement with us, we find that you have materially breached the terms of this Agreement, then in addition to IBM's remedies under the terms of this Agreement, you may be subject to restitution of discount or other financial penalties under the terms of your agreement with your IBM Distributor; and

    13. to comply with the highest ethical principles in performing under the Agreement You will not offer or make payments or gifts (monetary or otherwise) to anyone for the purpose of wrongfully influencing decisions in favor of IBM, directly or indirectly. IBM may terminate this Agreement immediately in case of a) a of breach of this clause or b) when IBM reasonably believes such a breach has occurred.

6.  YOUR RESPONSIBILITIES TO END USERS

    You agree to:

    1. be responsible for customer satisfaction and to participate in customer satisfaction programs as we determine;

    2. refund the amount paid for a Product returned to you because the End User returned it to you under the terms of its warranty or did not accept the terms of the license or a money-back guarantee we offer End Users. You may return such Products to the IBM Distributor from whom you acquired them for credit;

    3. develop a plan agreed to by the End User for installation and post installation support for the offering you market. For Products and Services we approve you to market, support includes your being the primary contact for Product information, technical advice and operational advice associated with the offering. You may delegate these support responsibilities for Products and Services and any other associated products, to another IBM Business Partner who is approved to market such Products. If you do, you retain customer satisfaction responsibilities. Alternatively, such support responsibilities will be provided by IBM if you market the applicable IBM Services to the End User. If you do, we assume customer satisfaction responsibilities for such support;

    4. provide a dated written record, such as a sales receipt or an invoice, which specifies the End User's name, the part number or Machine type/model and serial number, if applicable;

    5. inform your End User in writing who the warranty provider is, if other than yourself, and of any other applicable Warranty information, as well as any modification you or the IBM Distributor make to a Product and advise that such modification may void the warranty;

    6. inform your End User that the sales receipt (or other documentation we may specify, such as Proof of Entitlement if it is will be necessary for proof of warranty entitlement and for Program upgrades;

    7. provide to your End Users the Program Services the IBM Distributor provides to you; and

    8. assist the End User to achieve productive use of your solution and the Products and Services you marketed.

7.  STATUS CHANGE

    You agree to give us prompt written notice (unless precluded by law or regulation) of any substantive change or anticipated change to the information supplied in your application. Upon notification of such change, (or in the event of failure to give notice of such change) IBM may, at its sole discretion, immediately terminate this Agreement.

8.  MARKETING FUNDS AND PROMOTIONAL OFFERINGS

    We may provide marketing funds and promotional offerings. If we do, you agree to use them according to our guidelines and to maintain records of your activities regarding the use of such funds and offerings for three years. We may withdraw or recover marketing funds and promotional offerings from you if you breach any terms of the Agreement. Upon notification of termination of the Agreement, marketing funds and promotional offerings will no longer be available for use by you, unless we specify otherwise in writing.

9.  PRODUCTION STATUS

    Each IBM Machine is manufactured from new parts, or new and used parts. In some cases, the IBM Machine may not be new and may have been previously installed. Regardless of the IBM Machine's production status, our appropriate warranty terms apply. You agree to inform your End User of these terms, in writing. Warranty information is available from your IBM Distributor.

10. ISM WARRANTY SERVICE

    If we approve you to provide IBM Warranty Service, you agree to do so for those Products specified and according to the guidelines provided to you.

11. MARKETING of SERVICES

    The following are the conditions under which you may market Services, which your Distributor makes available to you

    1.  if you marketed a Product to the End User; or

    2. regardless of whether you marketed a Product to the End User, you may market the Services we specify in this Agreement.

    You may market Services on eligible non-IBM Products regardless of whether you marketed a Machine or Program to the End User

    MARKETING OF SERVICES FOR A FEE

    If you market an IBM Service which is eligible for a fee and which your IBM Distributor makes available to you, we will pay the fee to your IBM Distributor. Alternatively, if such IBM Service is not available from your IBM Distributor, but is available to you from us, we will pay the fee to you.

    In either case we pay the fee when 1) you identify the opportunity and perform the marketing activities; 2) you provide the order and any required documents signed by the End User; and 3) A Standard Statement of Work is used and there are no changes, and no marketing assistance from us is required.

    Additionally, for Services we specify, and which are not available from your IBM Distributor, we WILL pay you a fee when you provide us a lead and the following criteria are met; 1) it is submitted on the form we provide to you; 2) it is for an opportunity which is not known to us; and
    3) it results in the End User ordering the Service from us within six months from the date we receive the lead from you.

    We will not pay you the fee if 1) the machine or program is already under the Applicable Service; 2) we have an agreement with the End User to place the machine or program under the applicable Service; or 3) the Service was terminated by the End User within the last six month.

    REMARKETING OF SERVICES

    We provide terms in an applicable Attachment governing your remarketing of Services the End User purchases from you and which we perform under the terms of the IBM Service agreement signed by the End User.

    Shrink-wrap Services are performed under the terms of the agreement provided with them. If the terms of the agreement are not visible on the shrink-wrap package, you agree to provide (or, if applicable, request your Remarketer to provide) the Services terms to the End User before such Services are acquired by the End User.

12. MARKETING OF FINANCING

    If we approve you on the signature page of this Agreement, you may market our Financing Services for Products and Services and any associated products and services you market to the End User. If you market our Financing Services we will pay a fee if specified in the Business Partner Financing Fee Schedule.

    We provide Financing Services to End Users under the terms of our applicable agreements signed by the End User. You agree, that for the items that will be financed, 1) you WILL promptly provide us, or your Distributor, as we specify, any required documents including invoices, with serial numbers, if applicable; 2) the supplier will transfer clear title to us; and 3) you will not transfer to us any obligations under your agreements with the End User.

    We will make payment for the items to be financed when the End User has initiated financing and acknowledged acceptance of the items being financed. Payment WILL be made to you, your Distributor, or the supplier, as appropriate.

13. EXPORT

    You may actively market Products and Services only within the geographic scope specified in this Agreement. You may not market outside this scope, and you agree not to use anyone else to do so. If a customer acquires a Product for export, our responsibilities, if any, under this Agreement no longer apply to that Product unless the Product's warranty or license term state otherwise. You agree to use your best efforts to ensure that your customer complies with all export laws and regulations including those of the United States and the country specified in the Governing Law Section of this Agreement, and any laws and regulations of the country in which the Product is imported or exported. Before your sale of such Product, you agree to prepare a support plan for it and obtain your customer's agreement to that plan. Within one month of sale, you agree to provide us with the customer's name and address, Machine type/model and serial number, date of sale, and destination country. We exclude these Products from any of your attainment objectives and qualification for applicable promotional offerings and marketing funds.

14. LICENSED INTERNAL CODE

    Machines ("Specific Machines") containing Licensed Internal Code will be identified to you by the IBM Distributor. We grant the rightful possessor of a Specific Machine a license to use the code (or any replacement we provide) on, or in conjunction with, only the Specific Machine designated by serial number, for which the code is provided. We license the code to only one rightful possessor at a time. You agree that you are bound by the terms of the separate license agreement that is provided to you.

    YOUR RESPONSIBILITIES
    You agree to inform your customer and record on the sales receipt, that the Machine you provide is a Specific Machine. The license agreement must be provided to the customer before the sale is finalized.

15. MACHINE CODE

    For certain machines we may provide basic input/output system code, utilities diagnostics, device drivers, or microcode (collectively called "Machine Code"). This Machine Code is licensed under the terms of the agreement provided with it. You agree to ensure the End User is provided such agreement.

16. TRADEMARKS

    We will notify you in written guidelines of the IBM Business Partner title and emblem which you are authorized to use. You may not modify the emblem in in any way. You may use our Trademarks (which include the title, emblem, IBM Trademarks and service marks) only

    1.  within the geographic scope of this Agreement;

    2.  in association with Products and Services we approve you to market; and

    3.  as described in the written guidelines provided to you.

    The royalty normally associated with non-exclusive use of the trademarks will be waived, since the use of this asset is in conjunction with marketing activities supporting sales of Products and Services. You agree to promptly modify any advertising or promotional materials that do not comply with our guidelines. It you receive any complaints about your use of a Trademark, you agree to promptly notify us. When this Agreement ends, you agree to promptly stop using our Trademarks. If you do not, you agree to pay any expenses and fees we incur in getting you to stop.

    You agree not to register or use any mark that is confusingly similar to any of our Trademarks.

    Our Trademarks and any goodwill resulting from your use of them, belong to us.

17. LIABILITY

    Circumstances may arise where because of a default or other liability one of us is entitled to recover damages from the other. In each such instance, regardless of the basis on which damages can be claimed, the following terms apply as your exclusive remedy and our exclusive liability.

    We are responsible for the amount of any actual loss or damage, up to the greater of $100,000 or the charges (if recurring 12 months charges apply) for the Product that is the subject of the claim.

    Under no circumstances (except as required by law) are we liable for third-party claims against you for losses or damages or for special, incidental, or indirect charges, or for any economic consequential damages (including lost profits or savings even if we are informed of their possibility.

    In addition to damages for which you are liable under law and the terms of this Agreement you will indemnify us for claim made against us by others (particularly regarding statements, representations, or warranties not authorized by us) arising out of your conduct under this Agreement or as a result of your relations with anyone else.

18. Electronic Communications

    Each of us may communicate with the other by electronic means, and such communication is acceptable as a signed writing the extent permissible under applicable law. Both of us agree that for all electronic communications, an identification code (called a "user ID") contained in an electronic document is sufficient to verify the sender's identity and the document's authenticity.

19. Confidential Information
    This section comprises a Supplement to the IBM Agreement for Exchange of Confidential Information (AECI). "Confidential Information" means:

    1.  all information IBM marks or otherwise states to be confidential.

    2.  any of the following prepared or provided by IBM:

        A.  sales leads,

        B.  information regarding End Users,

        c.  unannounced information about Products and Services,

        d.  business plans, or

        e.  market intelligence, and

    3. any of the following written information you provide to us on our request and which you mark as confidential

        a.  reporting data,

        b.  financial data, or

        c.  the business plan.

    All other information exchanged between us is nonconfidential, unless disclosed under a separate Supplement to the IBM Agreement for Exchange of Confidential Information.

20. Ending the Agreement

    Either of us may terminate this Agreement with or without cause, on three months' written notice. If, under applicable law a longer period is mandatory, then the notice period is the minimum notice period allowable.

    If we terminate for cause we may, at our discretion, allow you a reasonable opportunity to cure. If you fail to do so, the date of termination is that specified in the notice.

    However, if either party breaches a material term of the Agreement, the other party may terminate the Agreement on written notice. Examples of such breach by you are if you do not maintain customer satisfaction; if you repudiate this Agreement; or if you make any material misrepresentations to us. You agree that our only obligation is to provide the notice called for in this section and we are not liable for any claims or losses if we do so.

    If the relationship between you and your named IBM Distributor ends, or the relationship between IBM and that Distributor ends, and you reapply with a new IBM Distributor to continue as our Business Partner, you must notify us within two months of the name of your new IBM Distributor. We will review your application to acquire Products from this IBM Distributor and advise the new IBM Distributor when the application is approved.

    You agree that if we permit you to perform certain activities after this Agreement ends, you will do so under the terms of this Agreement.

21. Geographic Scope

    All the rights and obligations of both of us are valid only in the United States and Puerto Rico.

22. Governing Law

    The laws of the State of New York govern this Agreement.

    The "United Nations Convention on the International Sale of Goods" does not apply.

                                      [LOGO]

                                APPLICATION FORM

                                       for

                         IBM SOLUTION PROVIDER AGREEMENT

                                       or

                             IBM RESELLER AGREEMENT

        (FOR BUSINESS PARTNERS ACQUIRING IBM PRODUCTS FROM DISTRIBUTORS)

                  IBM SOLUTION PROVIDER / RESELLER APPLICATION
        (FOR BUSINESS PARTNERS ACQUIRING IBM PRODUCTS FROM DISTRIBUTORS)

Thank you for your interest in an IBM Business Partner (BP) relationship. Questions included in this application are designed to ensure that the IBM Business Partner designation continues to represent commitment to excellence and superior customer service.

This form is to be used by firms applying for either a Solution Provider or a Reseller relationship with IBM. An IBM Solution Provider (SP) is a firm with approval to remarket IBM products which usually require a Value Added Enhancement (VAE). SPs may also remarket other selected IBM products which do not require a VAE. An IBM Reseller (RS) is a firm with approval to remarket selected IBM products which do not have a VAE requirement.

Generally, a VAE is a software solution which, when operational on an end-user system, provides the primary business justification for the purchase of a system. In most cases, the VAE product is not owned by IBM. There are also standardized VAEs for various IBM products. Your Distributor can assist you in defining your VAE.

APPLICATION INSTRUCTIONS:

- A senior executive who has the responsibility for managing the IBM BP relationship should complete and sign this application.

- Applicants must complete applicable sections, attaching the requested documents and supporting information. If additional space is needed to answer questions on the application, separate pages can be attached.

- Once this application is completed and signed, submit it to your sponsoring Distributor for endorsement and their submission to IBM.

- Upon our approval of this application, IBM will send applicants an Agreement for their immediate signature. It is recommended that applicants review the terms and conditions of the Agreement prior to submitting this application.

- Applicants requesting approval for IBM products which require a Minimum Annual Attainment (MAA) or an IBM Certification must attain the revenue target and meet the Certification requirements annually to remain a BP. Firms not attaining MAA or Certification requirements will lose their authorization to remarket IBM systems products, and must wait twelve (12) months from termination to re-apply to become a SP or RS. "Firm" in this regard includes all your company's executives, owners or directors who have had or have been involved in an IBM BP relationship.

APPLICATION CRITERIA:

To be eligible for the IBM Business Partner program, a firm must meet the following criteria: (Refer to Matrix)

- For approval to remarket products which require a VAE, the firm must have a VAE which complies with IBM's requirements and is Year 2000 Ready (Y2K)

- Firms applying to remarket one or more Group 1 products must nave a minimum of ten (10) full-time (W-2) employees and at least $500,000 in prior year revenues.

- Firms applying to remarket Group 2 or Group 3 products must have a minimum of three (3) full-time (W-2) employees. Currently approved Group 2 or Group 3 SPs requesting new Group 1 products and/or VAEs must meet current Group 1 Selection Criteria: e.g., 10 employees. $500,000 in prior year revenue, in order to be considered for the Group 1 product/VAE approval.

-    Demonstrate an ability to meet IBM's MAA requirements.

- Meet required IBM product family-specific Certification or education requirements within six months of approval.

- Demonstrate a history of excellent customer service and support by submitting a minimum of two customer references per VAE or product family (or for similar competitive products), which must be written by the customer on their letterhead stationary and include the following:

     - a specific name of the VAE or product sold and installed by your firm;

     - a statement that the VAE or product is currently in use and the brand name of the system on which it is installed;

     - a statement of the level of customer satisfaction with the performance of the VAE or product and the support and service provided by your firm; and

     -    the customer signature title and telephone number.

Sponsoring Distributor:   HALL-MARK COMPUTER PRODUCTS
                       ---------------------------------
Applicant Firm:  DESIGN AUTOMATION SYSTEMS,INC
               -----------------------------------------
                                                                       Page 2

                 IBM SOLUTION PROVIDER / RESELLER APPLICATION

                      SELECTION CRITERIA & MAA MATRIX
         (for Business Partners Acquiring IBM Products From Distributors)

  Applicants should refer to this matrix to match their qualifications with the appropriate relationship. This is page 1 of 2.
Finds may not apply for a "Netfinity Only" relationship if they already have an
            IBM BP relationship to remarket IBM Personal Computers.

---------------------------------------------------------------------------------------------------------------------------------
                                                         Group 1                                        Group 2
                                       -------------------------------------------- ---------------------------------------------
                                                   RS/6000    Netfinity    S7390      9401-150       POS     Storage    Network
          CRITERIA                      AS/400    RS/6000 SP    (only)   including    9406-170      (only)    (only)  Integration
                                                                         R & P 390     (only)                            (only)
----------------------------------------------------------------------------------------------------------------------------------
Type of Agreement                         SP          SP       Reseller     SP          SP            SP     Reseller     Reseller

----------------------------------------------------------------------------------------------------------------------------------
VAE required(1)                          yes          yes       yes(1)     yes       no - 150        yes      no(1)         no
                                                                                    yes - 170

----------------------------------------------------------------------------------------------------------------------------------
Number of employees                       10           10        10         10           3            3         3            3

----------------------------------------------------------------------------------------------------------------------------------
Prior 12 months minimum revenue         $500,000   $500,000    $500,000  $500,000      n/a           n/a       n/a          n/a

----------------------------------------------------------------------------------------------------------------------------------
Two (2) references required per VAE,      VAE        VAE        like       VAE        like           like      like         like
product, of service. Type required.                            product               product        product   product      product

----------------------------------------------------------------------------------------------------------------------------------
IBM Certification of product-specific    Cert.     Cert.         n/a     Product      Cert.         Product   Product        n/a
training & education classes required                                    specific                   specific  specific

----------------------------------------------------------------------------------------------------------------------------------
Overall Minimum Annual Attainment
 - Year 1 MAA                            $50,000    $50,000     $50,000  $250,000    $50,000(1)     waived   $50,000        n/a
 - Subsequent years MAA                 $100,000   $100,000    $100,000  $250,000    $50,000(150)   $50,000  $100,000
(NOTE: THE S7390 MAA IS EXCLUSIVE OF                                                 $100,000(170)
OTHER PRODUCTS)
----------------------------------------------------------------------------------------------------------------------------------

(1) VAE IS REQUIRED FOR SELECTION & APPROVAL; BUT IS NOT REQUIRED FOR SALE TO END USER CUSTOMERS.
(2) THE MAA FOR THE MODEL 150 IS WAIVED DURING THE FIRST MAA PERIOD.
(3) 3590 - CIX REQUIRES A VAE; USES SP AGREEMENT.


Firms approved for multiple product families may attain the overall MAA listed above in any nine of the products, except the S/390 product family which must be attained independently. The MAA requirements as shown above are in U.S. dollars. As announced on July 28, 1998, (announcement 598-835) there is a MAA conversion factor to be used for Canadian business.

                 IBM SOLUTION PROVIDER / RESELLER APPLICATION

                      SELECTION CRITERIA & MAA MATRIX
         (for Business Partners Acquiring IBM Products From Distributors)


                                                                    Page 2 of 2

---------------------------------------------------------------------------------------------
                                                   Group 3 - IBM GLOBAL SERVICES
                                       -----------------------------------------------------
           CRITERIA                    Project Support     Network           Professional
                                       Services (PSS)     Services (NS)      Services (PS)
---------------------------------------------------------------------------------------------
Type of Agreement                         SP                 SP                 SP

---------------------------------------------------------------------------------------------
VAE required(1)                           No              Yes, except for       No
                                                          Internet/Intranet
---------------------------------------------------------------------------------------------
Number of employees                        3                   3                  3

---------------------------------------------------------------------------------------------
Prior 12 months minimum revenue           n/a                 n/a                n/a

---------------------------------------------------------------------------------------------
Two (2) references required per VAE,      Like                 Like             Like
product, of service. Type required.      Service             Service(1)       Service(1)

---------------------------------------------------------------------------------------------
IBM Certification of product-specific      n/a            Service-Specific   Service-Specific
training & education classes required                        Training(1)        Training(1)

---------------------------------------------------------------------------------------------
Overall Minimum Annual Attainment
 - Year 1 MAA                            $50,000          Waived for Year 1       $50,000(2)
 - Subsequent years MAA                 $100,000               $50,000            $50,000(2)
---------------------------------------------------------------------------------------------

(1) REQUIREMENT SATISFIED BY EITHER TWO REFERENCES FOR THE SERVICE OR SERVICE-SPECIFIC TRAINING, AS DETERMINED BY MAA.
(2) FOR GREAT PLAINS & IBM HOSTING SERVICES, THE MAA IS THE SALE OF 15 NET SEATS (END USER DESKTOPS) IN THE FIRST YEAR AND 20 NET SEATS ON SUBSEQUENT YEARS.

IBM SOLUTION PROVIDER / RESELLER APPLICATION

1. Type of application (check all which apply)

    ___   New Applicant                   ___   Reapply for BP Relationship
    ___   Additional VAE                  ___   Additional IBM Product
    ___   Change of Company Name          ___   Change of Address/Telephone/Fax
    ___   Change in Company Structure     ___   Change of Contact Name
    ___   Change of Distributor           ___   Change of Executive(s)
    _X_   Change to VAE                   ___   Notice of Company Withdrawl as BP

2. Application is for an IBM BP relationship for the following IBM products:
   (check all which apply)

Group 1 product family:     Group 2 product family:                   Group 3 product family:
-----------------------     -----------------------                 -----------------------------
  _X_  AS/400                 ___  AS/400 9401-150                  ___  Product Support Services
  _X_  RS/6000                ___  AS/400  9406-170                 ___  Network Services
  _X_  RS/6000 SP             ___  Networking                       ___  Professional Services
  ___  Netfinity only**       ___  Point of Sale (POS)
  ___  S/390                  ___  Storage (specify category:___________________________________)
  ___  R/390; P/390           Comments:__________________________________________________________

 *Not including AS/400 Entry models 9401-150 & 9406-170; check either or both of those separately, if desired
**Firms approved for other products (except Storage only) are automatically approved for Netfinity. too

3. For the requested IBM products, what is your 12 month forecast for sales (in K for thousands): $4M
                         ----

4. For products related to this application, who manufactures the hardware products you most often recommend?
    1st:       IBM          2nd:          SUN
        -------------------     -----------------------

COMPANY INFORMATION

5. Company (Legal) Name: Design Automation Systems, Inc.
                         ------------------------------------------------------
                         ------------------------------------------------------
   Street Address (No. P.O. Box): 3200 Wilcrest, Suite 370
                                  ---------------------------------------------
     City:    Houston     State:  TX       Zip:  77042      Country:  USA
              -------             --             -----                ---
     Telephone:  (713) 784-2374     Fax:  (713) 784-2486
                 --------------           --------------
     Date Established: (MM/YY)                  Web site:  WWW.DA.COM
                              -------------              -----------------
     Contact Name:  Gary A. Reece
                  -------------------------------
     Contact Title: Account Executive/Partnering
                   ------------------------------
     Contact E-mail:  garyr @da.com
                    -----------------------------
     For the following, check those which apply

        -   Is this company a minority-owned business?         ____

        -   Is this company a woman-owned business?            ____

        -   Does this company have Federal 8A status?          ____
                 If so,  are you certified?                    ____

6.  Number of full-time (W-2) employees: Total: 34
                                               ----
     Sales Reps:  10    Tech Reps: 8   Services Reps: 3  Other:  13
                 ----             ---                ---        ----
7.   Company's prior year annual sales (in K
     for thousands).                         Total: $3,600K (for IBM)
                                                              -------
     Hardware: $2,800 K Software:  $400 K  Services: $400 K   Other: $
               --------            ------            ------          ------

IBM SOLUTION PROVIDER / RESELLER APPLICATION

CURRENT SP APPLYING FOR ADDITIONAL VAE APPROVAL MAY SKIP TO QUESTION 13. CURRENT RS OR GROUP 3 SP APPLYING FOR ADDITIONAL PRODUCT(S) MAY SKIP TO THE APPLICANT CHECKLIST.

8. Is this company a subsidiary of another company, a parent or holding? Y or N _N_ If Yes, state relationship and name of the other company.

    -----------------------------------------------------------------------


9. Is this company currently an IBM Business Partner or was an IBM Business Partner within the last 12 months in the U.S. or Canada? (Y or N) _Y_ If yes, please answer the following questions:

    (a) Which IBM Business Partner program(s)? Solution Provider
                                               -------------------------------

    (b) IBM Branch Office (city, state, country), contact and telephone number and ASPID # (if known)? Houston, TX
                                ----------------------------------------------

    (c) Why are you changing to this program?
        Re-applying for VAES per requiremnts of IBM.
        ----------------------------------------------------------------------

    (d) If applicable, who,is your current sponsoring Distributor and what is the effective date of your IBM Agreement?
        Hall-Mark Computer Products            5-2-97
        ----------------------------------------------------------------------

10. (a) List the names of the owner(s). CEO and President of the firm and their previous employer:
     Owner(s):   Carl Rose
                 --------------------------------------------------------------
                 --------------------------------------------------------------
     CEO:        Carl Rose
                 --------------------------------------------------------------
     President:  Chuck Leaver
                 --------------------------------------------------------------

    (b) If the person(s) responsible for the IBM BP relationship is not listed above, what is their name, title and previous employer?

                  Gary A. Reece, Account Executive/Partnering
    ---------------------------------------------------------------------------
                           Previous Employer - HV Jones
    ---------------------------------------------------------------------------

11. (a) Are any owner(s), CEO, President, Vice Presidents, Directors or higher level, executives currently employed by or have been employed by another company with an IBM Business Partner relationship? (Y or N) _N_
    If Yes, provide name and other/former employer(s).
                                                       ------------------------
    ---------------------------------------------------------------------------

    (b) Have any owner(s), CEO, President, Vice Presidents, Directors or higher level executives ever been involved in a legal dispute, with IBM?
    (Y or N) _N_ If Yes, describe the dispute, identify the individuals involved, and provide approximate dates.
                                            -----------------------------------
    ---------------------------------------------------------------------------

12. Is this company in the computer equipment leasing or brokerage business, or affiliated with one that is? (Y or N) _N_ If Yes, describe:
                                                               ----------------
    ---------------------------------------------------------------------------

NEW APPLICANTS FOR THE RS OR SP GROUP 3 RELATIONSHIP: I.E., NO VAE, MAY SKIP QUESTIONS 13 THROUGH 17

QUESTIONS 13 THROUGH 17 SHOULD BE COMPLETED INDIVIDUALLY FOR EACH REQUESTED VAE. MAKE ADDITIONAL COPIES OF THIS PAGE IF NEEDED.

THIS IS VAE PAGE:   1   OF   10
                  ----     ----

13.  (a) Enter the VAE Name: E-BUSINESS ELECTRONIC COMMERCE SOLUTIONS
                             ----------------------------------------

     (b)  Check the VAE Category type:

              Application     Technology     Customer Growth*     Public Sector*
                            X
          ---              ---            ---                  ---

          *Candidates for these categories must complete the Sales Location Addendum. See Applicant Checklist for details.

     (c)  Is this an IBM Standard VAE? (Y or N)    Y
                                                 ----
          If Yes, what is the IBM VAE Number?   T003
                                              ---------

     (d) In what Industry is the VAE typically sold? (e.g. health, manufacturing, cross industry): Cross Industry
                                          --------------

     (e) What is IBM two digit industry code(s) of the customer set who buys this VAE?
                    --------------------------------------------------------

14. Typical solution price, and the percentage breakdown among hardware, software, and services:

     Total (in $K): $120    Hardware: 40%   Software:  20%     Services: 40%
                    ----              ---             ---                ---

15.  (a) Does the VAE solution include software?

             (Y or N)    Y       If No, go to question #17.
                        ---

     (b)  Does the VAE solution include just IBM software?

             (Y or N)    Y       If Yes, go to question #17.
                        ---

     (c)  If this VAE includes non-IBM software, are you the owner or author of
          the software?   (Y or N)
                                   ---

     (d)  If No, have you obtained marketing rights for the software?

             (Y or N)
                     ---
          ("Marketing rights" as it applies to the Business Partner contracts and VAE statements means the remarketer firm must have a valid, existing agreement with the software owner to remarket, deliver, install, bill the end user customer, and support the software solution.)

     (e)  Name of the software owner
                                    ------------------------------

16. For a custom (non-IBM standard) VAE solution, please provide the following additonal information:

     (a)  IBM Platform(s) on which VAE runs: e.g., AS/400 Entry:
                                                                 ---------------

     (b)  Is this VAE ported to IBM Platform?   (Y or N)
                                                          ---

     (c) List the minimum set of base or core modules which will always be installed. (For example, the minimum set of modules in a physicians management system might include: patient scheduling, patent history, physician scheduling, insurance billing, and accounts receivable.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

17. IBM requires for approval of your VAE that each of your products and deliverables resulting from your services, forming a part of the VAE be Year 2000 Ready. A product or deliverable resulting from services is "Year 2000 Ready" if, when used in accordance with its associated documentation, it is capable of correctly processing, providing and/or receiving date data within and between the twentieth and twenty-first centuries, provided that all products (for example. hardware, software and firmware) are used with the product or deliverable properly exchange accurate date data with it.

     Are each of your products and deliverables forming a part of your VAE Year
     2000 Ready?   (Y or N)    Y
                              ---

QUESTIONS 13 THROUGH 17 SHOULD BE COMPLETED INDIVIDUALLY FOR EACH REQUESTED VAE. MAKE ADDITIONAL COPIES OF THIS PAGE IF NEEDED.

THIS IS VAE PAGE:   2   OF   10
                  ----     ----

13.  (a) Enter the VAE Name: SERVER CONSOLIDATION
                             --------------------

     (b)  Check the VAE Category type:

              Application     Technology     Customer Growth*     Public Sector*
                            X
          ---              ---            ---                  ---

          *Candidates for these categories must complete the Sales Location Addendum. See Applicant Checklist for details.

     (c)  Is this an IBM Standard VAE? (Y or N)   Y
                                                 ----
          If Yes, what is the IBM VAE Number?   T007
                                              ---------

     (d) In what Industry is the VAE typically sold? (e.g. health, manufacturing, cross industry): Cross Industry
                                          --------------

     (e) What is IBM two digit industry code(s) of the customer set who buys this VAE?
                    --------------------------------------------------------

14. Typical solution price, and the percentage breakdown among hardware, software, and services:

     Total (in $K): $120    Hardware: 60%   Software:  30%     Services: 30%
                    ----              ---             ---                ---

15.  (a) Does the VAE solution include software?

             (Y or N)    Y       If No, go to question #17.
                        ---

     (b)  Does the VAE solution include just IBM software?

             (Y or N)    Y       If Yes, go to question #17.
                        ---

     (c)  If this VAE includes non-IBM software, are you the owner or author of
          the software?   (Y or N)
                                   ---

     (d)  If No, have you obtained marketing rights for the software?

             (Y or N)
                     ---
          ("Marketing rights" as it applies to the Business Partner contracts and VAE statements means the remarketer firm must have a valid, existing agreement with the software owner to remarket, deliver, install, bill the end user customer, and support the software solution.)

     (e)  Name of the software owner
                                    ------------------------------

16. For a custom (non-IBM standard) VAE solution, please provide the following additonal information:

     (a)  IBM Platform(s) on which VAE runs: e.g., AS/400 Entry:
                                                                 ---------------

     (b)  Is this VAE ported to IBM Platform?   (Y or N)
                                                          ---

     (c) List the minimum set of base or core modules which will always be installed. (For example, the minimum set of modules in a physicians management system might include: patient scheduling, patent history, physician scheduling, insurance billing, and accounts receivable.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

17. IBM requires for approval of your VAE that each of your products and deliverables resulting from your services, forming a part of the VAE be Year 2000 Ready. A product or deliverable resulting from services is "Year 2000 Ready" if, when used in accordance with its associated documentation, it is capable of correctly processing, providing and/or receiving date data within and between the twentieth and twenty-first centuries, provided that all products (for example. hardware, software and firmware) are used with the product or deliverable properly exchange accurate date data with it.

     Are each of your products and deliverables forming a part of your VAE Year
     2000 Ready?   (Y or N)    Y
                              ---

QUESTIONS 13 THROUGH 17 SHOULD BE COMPLETED INDIVIDUALLY FOR EACH REQUESTED VAE. MAKE ADDITIONAL COPIES OF THIS PAGE IF NEEDED.

THIS IS VAE PAGE:   3   OF   10
                  ----     ----

13.  (a) Enter the VAE Name: BUSINESS INTELLIGENCE
                             ---------------------

     (b)  Check the VAE Category type:

              Application     Technology     Customer Growth*     Public Sector*
                            X
          ---              ---            ---                  ---

          *Candidates for these categories must complete the Sales Location Addendum. See Applicant Checklist for details.

     (c)  Is this an IBM Standard VAE? (Y or N)   Y
                                                 ----
          If Yes, what is the IBM VAE Number?   T001
                                              ---------

     (d) In what Industry is the VAE typically sold? (e.g. health, manufacturing, cross industry): Cross Industry
                                          --------------

     (e) What is IBM two digit industry code(s) of the customer set who buys this VAE?
                    --------------------------------------------------------

14. Typical solution price, and the percentage breakdown among hardware, software, and services:

     Total (in $K): $120K   Hardware: 40%   Software:  20%     Services: 40%
                    -----             ---             ---                ---

15.  (a) Does the VAE solution include software?

             (Y or N)    Y       If No, go to question #17.
                        ---

     (b)  Does the VAE solution include just IBM software?

             (Y or N)    Y       If Yes, go to question #17.
                        ---

     (c)  If this VAE includes non-IBM software, are you the owner or author of
          the software?   (Y or N)
                                   ---

     (d)  If No, have you obtained marketing rights for the software?

             (Y or N)
                      ---
          ("Marketing rights" as it applies to the Business Partner contracts and VAE statements means the remarketer firm must have a valid, existing agreement with the software owner to remarket, deliver, install, bill the end user customer, and support the software solution.)

     (e)  Name of the software owner
                                    ------------------------------

16. For a custom (non-IBM standard) VAE solution, please provide the following additonal information:

     (a)  IBM Platform(s) on which VAE runs: e.g., AS/400 Entry:
                                                                 ---------------

     (b)  Is this VAE ported to IBM Platform?   (Y or N)
                                                          ---

     (c) List the minimum set of base or core modules which will always be installed. (For example, the minimum set of modules in a physicians management system might include: patient scheduling, patent history, physician scheduling, insurance billing, and accounts receivable.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

17. IBM requires for approval of your VAE that each of your products and deliverables resulting from your services, forming a part of the VAE be Year 2000 Ready. A product or deliverable resulting from services is "Year 2000 Ready" if, when used in accordance with its associated documentation, it is capable of correctly processing, providing and/or receiving date data within and between the twentieth and twenty-first centuries, provided that all products (for example. hardware, software and firmware) are used with the product or deliverable properly exchange accurate date data with it.

     Are each of your products and deliverables forming a part of your VAE Year
     2000 Ready?   (Y or N)    Y
                              ---

QUESTIONS 13 THROUGH 17 SHOULD BE COMPLETED INDIVIDUALLY FOR EACH REQUESTED VAE. MAKE ADDITIONAL COPIES OF THIS PAGE IF NEEDED.

THIS IS VAE PAGE:   4   OF   10
                  ----     ----

13.  (a) Enter the VAE Name: E-BUSINESS WEB APPLICATION SERVER SOLUTIONS
                             -------------------------------------------

     (b)  Check the VAE Category type:

              Application     Technology     Customer Growth*     Public Sector*
                            X
          ---              ---            ---                  ---

          *Candidates for these categories must complete the Sales Location Addendum. See Applicant Checklist for details.

     (c)  Is this an IBM Standard VAE? (Y or N)    Y
                                                 ----
          If Yes, what is the IBM VAE Number?   T004
                                              ---------

     (d) In what Industry is the VAE typically sold? (e.g. health, manufacturing, cross industry): Cross Industry
                                          --------------

     (e) What is IBM two digit industry code(s) of the customer set who buys this VAE? Cross Industry
                    --------------------------------------------------------

14. Typical solution price, and the percentage breakdown among hardware, software, and services:

     Total (in $K): $120    Hardware: 40%   Software:  20%     Services: 40%
                    ----              ---             ---                ---

15.  (a) Does the VAE solution include software?

             (Y or N)    Y       If No, go to question #17.
                        ---

     (b)  Does the VAE solution include just IBM software?

             (Y or N)    Y       If Yes, go to question #17.
                        ---

     (c)  If this VAE includes non-IBM software, are you the owner or author of
          the software?   (Y or N)
                                   ---

     (d)  If No, have you obtained marketing rights for the software?

             (Y or N)
                      ---
          ("Marketing rights" as it applies to the Business Partner contracts and VAE statements means the remarketer firm must have a valid, existing agreement with the software owner to remarket, deliver, install, bill the end user customer, and support the software solution.)

     (e)  Name of the software owner
                                    ------------------------------

16. For a custom (non-IBM standard) VAE solution, please provide the following additonal information:

     (a)  IBM Platform(s) on which VAE runs: e.g., AS/400 Entry:
                                                                 ---------------

     (b)  Is this VAE ported to IBM Platform?   (Y or N)
                                                          ---

     (c) List the minimum set of base or core modules which will always be installed. (For example, the minimum set of modules in a physicians management system might include: patient scheduling, patent history, physician scheduling, insurance billing, and accounts receivable.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

17. IBM requires for approval of your VAE that each of your products and deliverables resulting from your services, forming a part of the VAE be Year 2000 Ready. A product or deliverable resulting from services is "Year 2000 Ready" if, when used in accordance with its associated documentation, it is capable of correctly processing, providing and/or receiving date data within and between the twentieth and twenty-first centuries, provided that all products (for example. hardware, software and firmware) are used with the product or deliverable properly exchange accurate date data with it.

     Are each of your products and deliverables forming a part of your VAE Year
     2000 Ready?   (Y or N)    Y
                              ---

IBM SOLUTION PROVIDER / RESELLER APPLICATION

QUESTIONS 13 THROUGH 17 SHOULD BE COMPLETED INDIVIDUALLY FOR EACH REQUESTED VAE. MAKE ADDITIONAL COPIES OF THIS PAGE IF NEEDED.

THIS IS VAE PAGE:   5   OF   10
                  ----     ----

13.  (a) Enter the VAE Name: HIGH AVAILABILITY
                             -----------------

     (b)  Check the VAE Category type:

              Application     Technology     Customer Growth*     Public Sector*
                            X
          ---              ---            ---                  ---

          *Candidates for these categories must complete the Sales Location Addendum. See Applicant Checklist for details.

     (c)  Is this an IBM Standard VAE? (Y or N)
                                                 ----
          If Yes, what is the IBM VAE Number?   T005
                                              ---------

     (d) In what Industry is the VAE typically sold? (e.g. health, manufacturing, cross industry): CROSS INDUSTRY
                                          --------------

     (e) What is IBM two digit industry code(s) of the customer set who buys this VAE?
                    --------------------------------------------------------

14. Typical solution price, and the percentage breakdown among hardware, software, and services:

     Total (in $K): $120    Hardware: 40%   Software:  20%     Services: 40%
                    ----              ---             ---                ---

15.  (a) Does the VAE solution include software?

             (Y or N)    Y       If No, go to question #17.
                        ---

     (b)  Does the VAE solution include just IBM software?

             (Y or N)    Y       If Yes, go to question #17.
                        ---

     (c)  If this VAE includes non-IBM software, are you the owner or author of
          the software?   (Y or N)
                                   ---

     (d)  If No, have you obtained marketing rights for the software?

             (Y or N)
                     ---
          ("Marketing rights" as it applies to the Business Partner contracts and VAE statements means the remarketer firm must have a valid, existing agreement with the software owner to remarket, deliver, install, bill the end user customer, and support the software solution.)

     (e)  Name of the software owner
                                    ------------------------------

16. For a custom (non-IBM standard) VAE solution, please provide the following additonal information:

     (a)  IBM Platform(s) on which VAE runs: e.g., AS/400 Entry:
                                                                 ---------------

     (b)  Is this VAE ported to IBM Platform?   (Y or N)
                                                          ---

     (c) List the minimum set of base or core modules which will always be installed. (For example, the minimum set of modules in a physicians management system might include: patient scheduling, patent history, physician scheduling, insurance billing, and accounts receivable.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

17. IBM requires for approval of your VAE that each of your products and deliverables resulting from your services, forming a part of the VAE be Year 2000 Ready. A product or deliverable resulting from services is "Year 2000 Ready" if, when used in accordance with its associated documentation, it is capable of correctly processing, providing and/or receiving date data within and between the twentieth and twenty-first centuries, provided that all products (for example. hardware, software and firmware) are used with the product or deliverable properly exchange accurate date data with it.

     Are each of your products and deliverables forming a part of your VAE Year
     2000 Ready?   (Y or N)    Y
                              ---

QUESTIONS 13 THROUGH 17 SHOULD BE COMPLETED INDIVUALLY FOR EACH REQUESTED VAE. MAKE ADDITIONAL COPIES OF THIS PAGE IF NEEDED.

THIS IS VAE PAGE #:  6   OF  10
                    ---     ---

13.  (a) Enter the VAE Name: STORAGE AVAILABILITY
                             --------------------

     (b)  Check the VAE Category type:

             Application    X Technology     Customer Growth*     Public Sector*
          ---              ---            ---                  ---

          * Candidates for these categories must complete the Sales Location Addendum. See Applicant Checklist for details.

     (c)  Is this an IBM Standard VAE? (Y or N)   Y
                                                 ---

          If Yes, what Is the IBM VAE Number?    T008
                                               --------

     (d)  In what industry is the VAE typically sold? (e.g. health,
          manufacturing, cross industry):    CROSS INDUSTRY
                                          ---------------------

     (e) What is the IBM two digit industry code(s) of the customer set who buys this VAE?
                         ------------------------------------------------------

14. Typical solution price, and the percentage breakdown among hardware, software, and services:

     Total (in $K): $100K     Hardware: 40%    Software: 20%     Services: 40%
                    -----               ---             ---                ---

15.  (a)  Does the VAE solution include software?   (Y or N)   Y
                                                             ---

          If No go to question #17.

     (b)  Does the VAE solution include just IBM software?   (Y or N)   Y
                                                                       ---

          If   Yes, go to question #17.

     (c)  If this VAE includes non-IBM software, are you the owner or author of
          the software?   (Y or N)
                                   ---

     (d)  If No, have you obtained marketing rights for the software?

          (Y or N)
                   ---

          ("Marketing rights" as it applies to the Business Partner contracts and VAE statements means the remarketer firm must have a valid, existing agreement with the software owner to remarket, deliver, install, bill the end user customer, and support the software solution.)

     (e)  Name of the software owner

16. For a custom (non-IBM standard) VAE solution, please provide the following additional information:

     (a)  IBM Platform(s) on which VAE runs: eg., AS/400 Entry:
                                                                ----------------

     (b)  Is this VAE ported to IBM Platform?   (Y or N)
                                                         ---

     (c) List the minimum set of base or core modules which will always be installed. (For example, the minimum set of modules in a physicians management system might include: patent scheduling, patient history, physician scheduling, insurance billing, and accounts receivable.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

17. IBM requires for approval of your VAE that each of your products and deliverables resulting from your services, forming a part of the VAE, be Year 2000 Ready. A product or deliverable resulting from services is "Year 2000 Ready" if, when used in accordance with its associated documentation, it is capable of correctly processing, providing and/or receiving date data within and between the twentieth and twenty-first centuries, provided that all products (for example, hardware, software and firmware) are used with the product or deliverable properly exchange accurate date data with it.

     Are each of your products and deliverables forming a part of your VAE Year
     2000 Ready?   (Y or N)   Y
                             ---

QUESTIONS 13 THROUGH 17 SHOULD BE COMPLETED INDIVIDUALLY FOR EACH REQUESTED VAE. MAKE ADDITIONAL COPIES OF THIS PAGE IF NEEDED.

THIS IS VAE PAGE #:   7   of   10
                    ---       ---

13   (a) Enter the VAE Name. IBM SYSTEM MIGRATIONS & UPGRADE
                             -------------------------------

     (b)  Check the VAE Category type.

             Application     Technology   X Customer Growth*     Public Sector*
          ---             ---            ---                  ---

          *Candidates for these categories must complete the Sales Location Addendum. See Applicant Checklist for details.

     (c)  Is this an IBM Standard VAE?   (Y or N)   Y
                                                   ---

          If Yes, what is the IBM VAE Number?    GOO1
                                               --------

     (d)  In what industry is the VAE typically sold? (e.g. health,
          manufacturing, cross industry)   CROSS INDUSTRY
                                           --------------

     (e) What is the IBM two digit industry code(s) of the customer set who buys this VAE?
                         ------------------------------------------------------

14. Typical solution price, and the percentage breakdown among hardware, software, and services.

     Total (in $K)  $120     Hardware: 60%    Software: 20%    Services: 20%
                    -----               ---              ---              ---

15.  (a)  Does the VAE solution include software?   (Y or N)    Y
                                                              ---

          If No, go to question #17

     (b)  Does the VAE solution include just IBM Software?   (Y or N)   Y
                                                                       ---

          If Yes, go to question #17

     (c) It this VAE includes non-IBM software, are you the owner or author of the software? (Y or N)
                                   ---

     (d)  If No, have you obtained marketing rights for the software?

          (Y or N)
                   ---

          ("Marketing rights" as it applies to the Business Partner contracts and VAE statements means the remarketer firm must have a valid, existing agreement with the software owner to remarket, deliver, install, bill the end user customer, and support the software solution.)

     (e)  Name of the software owner:
                                      ------------------------------------------

16. For a custom (non-IBM standard) VAE solution, please provide the following additional information:

     a)   IBM Platform(s), on which VAE runs: e. g. AS/400 Entry
                                                                 --------------

     b)   Is this VAE ported to IBM Platform   (Y or N)
                                                         ---

     c) List the minimum set of base or core modules which will always be installed. For example, the minimum set of modules in a physicians management system might include: patient scheduling, patient history, physicians scheduling, insurance billing, and accounts receivable)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

17. IBM requires for approval of your VAE that each of your products and deliverables resulting from your services, forming a part of the VAE, be Year 2000 Ready. A product or deliverable resulting from services is "Year 2000 Ready" if, when used in accordance with its associated documentation, it is capable of correctly processing, providing and/or receiving date data within and between the twentieth and twenty-first centuries, provided that all products (for example, hardware, software, and firmware) are used with the product or deliverable properly exchange accurate date data with it.

     Are each of your products and deliverables forming a part of your VAE Year
     2000 Ready?   (Y or N)   Y
                             ---

QUESTIONS 13 THROUGH 17 SHOULD BE COMPLETED INDIVIDUALLY FOR EACH REQUESTED VAE. MAKE ADDITIONAL COPIES OF THIS PAGE IF NEEDED.

THIS IS VAE PAGE #:    8  of   10
                     ---      ---

13.  (a) Enter the VAE Name: COMPETITIVE SYSTEM CONVERSION
                             -----------------------------

     (b)  Check the VAE Category type:

             Application      X  Technology        Growth*        Public Sector
          ---                ---                ---            ---

          * Candidates for these categories must complete the Sales Location Addendum. See Applicant Checklist for details.

     (c)  Is this an IBM Standard VAE?   (Y or N)   Y
                                                   ---

          If Yes. what is the IBM VAE Number?    G002
                                               --------

     (d)  In what industry is the VAE typically sold? (e.g. health,
          manufacturing, cross industry).   CROSS INDUSTRY
                                          -------------------------

     (e) What is the IBM two digit industry code(s) of the customer set who buys this VAE?
                         -------------------------------------------------------

14. Typical solution price, and the percentage breakdown among hardware, software, and services:

     Total(in $K): $140     Hardware: 50%       Software: 20%      Services: 30%
                   ----               ---                 ---                ---

15.  (a)  Does the VAE solution include software?   (Y or N)   Y
                                                             ---

          If No, go to question #17.

     (b)  Does the VAE solution include just IBM software?  (Y or N)  Y
                                                                     ---

          If Yes, go to question #17.

     (c)  If this VAE includes non-IBM software, are you the owner or author of
          the software?   (Y or N)
                                   ---

     (d)  If No, have you obtained marketing rights for the software?

          (Y or N)
                   ---

          ("Marketing rights" as it applies to the Business Partner contracts and VAE statements means the remarketer firm must have a valid, existing agreement with the software owner to remarket, deliver, install, bill the end user customer, and support the software solution.)

     (e)  Name of the software owner:
                                     -------------------------------------------

16. For a custom (non-IBM standard) VAE solution, please provide the following additional information:

     (a)  IBM Platform(s) on which VAE runs. e.g., AS/400 Entry:
                                                                ----------------

     (b)  Is this VAE ported to IBM Platform?   (Y or N)
                                                          ---

     (c) List the minimum set of base or core modules which will always be installed. For example, the minimum set of modules in a physicians management system might include: patient scheduling, patient history, physician scheduling, insurance billing, and accounts receivable):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

17. IBM requires for approval of your VAE that each of your products and deliverables resulting from your services, forming a part of the VAE, be Year 2000 Ready. A product or deliverable resulting from services is "Year 2000 Ready" if, when used in accordance with its associated documentation, it is capable of correctly processing, providing and/or receiving date data within and between the twentieth and twenty-first centuries, provided that all products (for example, hardware, software and firmware) are used with the product or deliverable properly exchange accurate date data with it.

     Are each of your products and deliverables forming a part of your VAE Year
     2000 Ready?   (Y or N)   Y
                             ---

QUESTIONS 13 THROUGH 17 SHOULD BE COMPLETED INDIVIDUALLY FOR EACH REQUESTED VAE. MAKE ADDITIONAL COPIES OF THIS PAGE IF NEEDED.

THIS IS VAE PAGE #:   9   of   10
                    ---       ---

13.  (a)  Enter the VAE Name. NEW CUSTOMER
                              ------------

     (b)  Check the VAE Category type:

             Application     Technology    X Customer Growth*     Public Sector*
          ---             ---             ---                  ---

          * Candidates for these categories must complete the Sales Location Addendum, See Applicant Checklist for details.

     (c)  Is this an IBM Standard VAE?   (Y or N)   Y
                                                   ---

          If Yes, what is the IBM VAE Number?    G003
                                               --------

     (d) In what industry is the VAE typically sold? (e.g. health, manufacturing, cross industry): CROSS INDUSTRY
                                         -------------------

     (e) What is the IBM two digit industry code(s) of the customer set who buys this VAE?
                         -------------------------------------------------------

14. Typical solution price, and the percentage breakdown among hardware, software, and services:

     Total(in $K): $140      Hardware: 50%      Software: 20%      Services: 30%
                   ----                ---                ---                ---

15.  (a)  Does the VAE solution include software?   (Y or N)   Y
                                                              ---

          If No, go to question #17.

     (b)  Does the VAE solution include just IBM software?   (Y or N)   Y
                                                                       ---

          If Yes, go to question #17.

     (c)  If this VAE includes non-IBM software, are you the owner or author of
          the software?   (Y or N)
                                   ---

     (d)  If No, have you obtained marketing rights for the software?

          (Y or N)
                   ---

          ("Marketing rights" as it applies to the Business Partner contracts and VAE statements means the remarketer firm must have a valid, existing agreement with the software owner to remarket, deliver, install, bill the end user customer, and support the software solution.)

     (e)  Name of the software owner:
                                     -------------------------------------------

16. For a custom (non-IBM standard) VAE solution, please provide the following additional information:

     (a)  IBM Platform(s) on which VAE runs, e.g., AS/400 Entry:
                                                                ----------------

     (b)  Is this VAE ported to IBM Platform?   (Y or N)
                                                         ---

     (c) List the minimum set of base or core modules which will always be installed. For example, the minimum set of modules in a physicians management system might include: patient scheduling, patient history, physician scheduling, insurance billing, and accounts receivable)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

17. IBM requires for approval of your VAE that each of your products and deliverables resulting from your services, forming a part of the VAE, be Year 2000 Ready. A product or deliverable resulting from services is "Year 2000 Ready" if, when used in accordance with its associated documentation, it is capable of correctly processing, providing and/or receiving date data within and between the twentieth and twenty-first centuries, provided that all products (for example, hardware, software, and firmware) are used with the product or deliverable properly exchange accurate date data with it.

     Are each of your products and deliverables forming a part of your VAE Year
     2000 Ready?   (Y or N)   Y
                             ---

QUESTIONS 13 THROUGH 17 SHOULD BE COMPLETED INDIVIDUALLY FOR EACH REQUESTED VAE. MAKE ADDITIONAL COPIES OF THIS PAGE IF NEEDED.

THIS IS VAE PAGE #:   10   OF   10
                     ---       ---

13.  (a)  Enter the VAE Name: SOLUTION DEVELOPMENT
                              --------------------

     (b)  Check the VAE Category type:

             Application     Technology    X Customer Growth*     Public Sector*
          ---             ---             ---                  ---

          Candidates for these categories must complete the Sales Location Addendum. See Applicant Checklist for details.

     (c)  Is this an IBM Standard VAE?  (Y or N)   Y
                                                  ---

          If Yes, what Is the IBM VAE Number?    G004
                                               --------

     (d) In what industry is the VAE typically sold? (e.g. health, manufacturing, cross industry): CROSS INDUSTRY
                                          --------------

     (e) What is the IBM two digit Industry code(s) of the customer set who buys this VAE?
                         -------------------------------------------------------

14. Typical solution price, and the percentage breakdown among hardware, software, and services:

     Total(in $K): $140      Hardware: 50%      Software: 20%      Services: 30%
                   ----                ---                ---                ---

15.  (a)  Does the VAE solution include software?   (Y or N)   Y
                                                              ---

          If No, go to question #17.

     (b)  Does the VAE solution include just IBM software?   (Y or N)   Y
                                                                       ---
          If Yes, go to question #17.

     (c)  It this VAE includes non-IBM software, are you the owner or author of
          the software?   (Y or N)
                                    ---

     (d)  If No, have you obtained marketing rights for the software?

          (Y or N)
                    ---

          ("Marketing rights" as it applies to the Business Partner contracts and VAE statements means the remarketer firm must have a valid, existing agreement with the software owner to remarket, deliver, install, bill the end user customer, and support the software solution.)

     (e)  Name of the software owner:
                                     -------------------------------------------

16. For a custom (non-IBM standard) VAE solution, please provide the following additional information:

     (a)  IBM Platform(s) on which VAE runs, e.g., AS/400 Entry:
                                                                ----------------

     (b)  Is this VAE ported to IBM Platform?   (Y or N)
                                                          ---

     (c) List the minimum set of base or core modules which will always be installed. For example, the minimum set of modules in a physicians management system might include: patient scheduling, patient history, physician scheduling, insurance billing, and accounts receivable)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

17. IBM requires for approval of your VAE that each of your products and deliverables resulting from your services, forming a part of the VAE, be Year 2000 Ready. A product or deliverable resulting from services is "Year 2000 Ready" if, when used in accordance with its associated documentation, it is capable of correctly processing, providing and/or receiving date data within and between the twentieth and twenty-first centuries, provided that all products (for example, hardware, software and firmware) are used with the product or deliverable properly exchange accurate date data with it.

     Are each of your products and deliverables forming a part of your VAE Year
     2000 Ready?   (Y or N)   Y
                             ---

APPLICANT CHECKLIST: Please be sure to send the following supporting documents, as applicable, with your completed application to your sponsoring Distributor.

     *N/A   FOR GROUP 1 APPLICANTS, A COPY OF RELEVANT PAGES FROM FINANCIAL
      ---   STATEMENT OR TAX FORM, OR A LETTER FROM YOUR CPA CONFIRMING AT LEAST
            $500,000 IN REVENUE DURING THE PRIOR 12 MONTHS

       X    TWO CUSTOMER REFERENCE LETTERS PER VAE, PRODUCT, OR SERVICE
      ---

     *N/A   BROCHURE OR MARKETING COLLATERAL USED TO MARKET EACH VAE
      ---

     *N/A   PRODUCT EXPERIENCE PROFILES OF TECHNICAL PERSONNEL WHO WILL SUPPORT
      ---   THIS VAE OR PRODUCT

    **N/A   SOLUTION PROVIDER BUSINESS PLAN SHOWING ABILITY TO MEET MAA AND
      ---   CERTIFICATION (OR EDUCATION) REQUIREMENTS

       X    IF YOU HAVE MULTIPLE BUSINESS LOCATIONS (defined as an office with a
      ---   minimum of one full time sales employee and one full time technical employee, and a telephone number in the name of the business),
            PLEASE LIST THEM ON AN ATTACHMENT (ADDRESS, CITY, STATE, ZIP,
            TELEPHONE)

       X    IF YOU ARE APPLYING FOR EITHER A "CUSTOMER GROWTH" OR A "PUBLIC
      ---   SECTOR" VAE APPROVAL, THE SALES LOCATION ADDENDUM MUST BE COMPLETED
            AND ATTACHED FOR EACH LOCATION FOR WHICH YOU WANT APPROVAL

*   On file previously submitted.
**  See attached.


The statements provided in this application are accurate to the best of my knowledge. I understand and agree to the following:

     If selected for program participation, inaccurate information may be grounds for IBM to terminate my Solution Provider or Reseller relationship.

     IBM or the Distributor may contact any person or institution identified in this application for the purpose of verifying the information.

     The VAE(s) contained in this application are currently operative on or with IBM platforms and are Y2K Ready.

     I may not sell the same IBM product family in another IBM Business Partner relationship except IBM Sales AGENT. Therefore, if my application is approved, I hereby terminate my current IBM Business Partner relationship for this IBM product family.

     Once a BP is approved under a Distributor's sponsorship, the SP may request to change Distributors for any given product family by giving notice ONLY WITHIN TWO MONTHS of the anniversary date of the BP/Reseller Agreement. IBM's approval of the move is contingent upon the BP meeting its MAA objective. To request a sponsorship change, a BP will be required, in conjunction with the newly selected Distributor, to submit a new Solutions Provider/Reseller Application indicating a desire to change. Also. the BP must inform its current Distributor of the intention to move.

     If currently under contract with IBM in another Business Partner relationship, I understand that my current Profile may be modified to include the IBM products requested in this application and that the terms and conditions of my current contract will apply, in addition to the applicable Minimum Annual Attainment, if appropriate.

     If I am currently an authorized IBM Business Partner, the following activities must be performed prior to approval of this application:

          A)   All IBM accounts receivable must be current.

          B)   All uninstalled equipment must be installed.

          C)   All open, unshipped, backlog must be canceled or transferred.

          D) If a change in Distributor is requested, my current Distributor has been informed in writing of my intention to change.

Applicant Firm Name:  DESIGN AUTOMATION SYSTEMS, INC.
                      -------------------------------

Contact Name:  GARY A. REECE               Title:  ACCOUNT EXECUTIVE/PARTNERING
               -----------------------             ----------------------------

Signature: /S/ GARY A. REECE                                     Date:  10-5-98
           ---------------------------                                  -------

SALES LOCATION ADDENDUM

THIS INFORMATION IS REQUIRED FOR FIRMS APPLYING FOR EITHER THE CUSTOMER GROWTH OR THE PUBLIC SECTOR VAE.

This is Addendum #:   1   of   3
                    ---      ---

     (Please complete one Addendum for each VAE for which you are requesting approval. Make as many copies of this form as vou need.)

Company Name:  DESIGN AUTOMATION SYSTEMS, INC.
               -------------------------------

City:  HOUSTON                 State:  TX
     -----------                      -------

Sponsoring Distributor:   HALL-MARK
                        -------------

Requested VAE Category (please check as appropriate):

         CUSTOMER GROWTH                            PUBLIC SECTOR
         ---------------                            --------------

      X  IBM System Migration & Upgrade (GO01)       Education
     ---                                        ---

      X  Competitive Systems Conversion (GO02)       State & Local Government
     ---                                        ---

      X  New Customer (GO03)                         Federal Government
     ---                                        ---

      X  Solution Development (GO04)
     ---

     Note: A firm applying for these VAEs must meet the following minimum eligibility requirements:

            -- approved as an AS/400 or RS/6000 Solution Provider or Systems
               Integrator for a minimum of one year

            -- attained its MAA

            -- currently approved for an Application, Technology, or Custom VAE

            -- have IBM Certified employees resident at each requested location
               (sales employee located within a 100 radius:
               technical employee within a 300 mile radius)

            -- sales location is located within a 150 or a 300 mile radius of the customer (150 miles for firms east of the Mississippi River or a 300 mile radius for firms west of the Mississippi River)

            -- has local IBMILink access at the sales location

            -- dedicated business phone line listed in the firm name at the sales location

What is the name of your prerequisite Application, Technology, or Custom VAE?

SERVER CONSOLIDATION (T007)    E-BUSINESS ELEC COMMERCE (T003)
--------------------------------------------------------------------------------

Information about this Sales Location:

     Address (no P.O. Box): 3200 Wilcrest, Suite 370         City: Houston
                           -------------------------------         -------------

     State:  TX     Zip: 77042    Business telephone number: 713-784-2374
            ----         -----                               -------------

     Certified Sales employee at this location: Gary A. Reece
                                                --------------------------------

     Certified Technical employee at this location:  Jose Escudero
                                                   -----------------------------

     The Solution Development VAE (GO04) requires an additional IBM Certified Technical employee for each sales location. Who is that person for this request?
             -------------------------------------------------------------------

                       IBM SOLUTION PROVIDER/RESELLER APPLICATION

SALES LOCATION ADDENDUM

This information is required for firms applying for the Customer Growth VAE.

This Is Addendum #:   2   of   3
                    ---      ---

     (Please complete one Addendum for each VAE for which you are requesting approval. Make as many copies of this form as you need.)

Firms applying for Customer Growth VAEs must meet the following minimum eligibility requirements:

-- Approved as an AS/400 or RS/6000 Solution Provider or Systems Integrator for a minimum of one year

--   Attained Minimum Annual Attainment (MAA)

-- Currently approved or provisionally approved (if applicable) for an Application or Technology category VAE or a Custom VAE

-- Have a minimum of two full-time employees (1 sales and 1 technical) at each requested location. Sales employee is to be located within a 100 mile radius: the technical employee within a 300 mile radius. These employees can be counted for only one sales location. Product certification requirements must be met at each approved sales location, except for RS/6000 SP.

-- Sales Location is located within a 150 or a 300 mile radius of the customer (150 miles for firms east and 300 miles for firms west of the Mississippi River)

--   IBMLink access at the sales location

--   Dedicated business phone line listed in the firm name at the sales location

SECTION ONE

1.   Company Name: Design Automation Systems, Inc.
                   ------------------------------

     Main (HQ) location:    City:  Houston      St: TX
                                  --------          -----
     Sponsoring Distributor: Hall-Mark
                             ---------

2.   Requested VAE Category (please check as appropriate):

            CUSTOMER GROWTH                          AS/400     RS/6000
            ---------------                          ------     -------

          X IBM System Migration & Upgrade(G001)                  X
         ---                                         ------     -------

          X Competitive Systems Conversion(G002)                  X
         ---                                         ------     -------

          X New Customer(G003)                                    X
         ---                                         ------     -------

          X Solution Development(G004)                            X
         ---                                         ------     -------

3.   Indicate the number of qualifying VAEs you currently are approved for:

                                                 AS/400        RS/6000
                                                 ------        -------

                             Application
                                                 ------        -------
                             Custom
                                                 ------        -------
                             Technology
                                                 ------        -------

4.   Information about this Sales Location:
     Street Address: 555 Republic Drive #200
                     -----------------------

     City: Dallas      State: TX       Zip: 75074
           ---------          ----          -----

     Telephone number: 972-896-0575      Fax number: 972-414-3871
                       ------------                  ------------
SECTION TWO

If you are applying for approval for either the IBM System Migration & Upgrade
(GO01) or Solution Development (GO04) VAEs, please complete the following questions:

                                             AS/400 ONLY    RS/6000 ONLY    BOTH
                                             -----------    ------------    ----

5.   Number of full-time Sales (only)
     employees at this location:                1                1            6

     Number of full-time Technical (only)
     employees at this location:                                 2            2

Continued on the next page ..............

                      IBM SOLUTION PROVIDER/RESELLER APPLICATION


SALES LOCATION ADDENDUM, continued

7. Indicate whether you are approved for equivalent withdrawn VAEs AND the number of new systems installed or processors upgraded during the previous 12 months within the specified geographic distance of the proposed sales location:


                                                   CHECK IF APPROVED FOR:         12-MONTH INSTALL/UPGRADES:
VAE REQUESTED / WITHDRAWN VAE OR PROGRAM           AS/400        RS/6000          AS/1400       RS/6000
----------------------------------------           ------        -------          -------       -------
IBM System Migration & Upgrade (G001)

     A. System/3X to AS/400 Migration
                                                   ------        -------          ------        -------

     B. Orphaned End User
                                                   ------        -------          ------        -------

     C. System/3X to RS/6000 Migration
                                                   ------        -------          ------        -------

     D. RS/6000 SP Migration/Middleware
                                                   ------        -------          ------        -------

     E. ACT NOW!
                                                   ------        -------          ------        -------

     F. Customer Focus
                                                   ------        -------          ------        -------

Solution Development (GO04)
                                                   ------        -------          ------        -------

     G. AS/400 Optimized Client/Server
                                                   ------        -------          ------        -------

     H. AS/400 LAN Client/Server
                                                   ------        -------          ------        -------

     I. RS/6000 Client/Server Networking #
                                                   ------        -------          ------        -------

Other--List VAE name

     J.
       -----------------------------------         ------        -------          ------        -------

     K.
       -----------------------------------         ------        -------          ------        -------

     L.
       -----------------------------------         ------        -------          ------        -------

     M.
       -----------------------------------         ------        -------          ------        -------


8. For firms applying for VAE G001, indicate the TOTAL NUMBER of System/3x migrations within the specified geographic distance of the proposed sales location.

                                       AS/400        RS/6000
                                       ------        -------

                  New Systems
                                       ------        -------

                  Processor Upgrades
                                       ------        -------

9.   Check your IBM Business Partner status:    Member    Advanced  X  Premier
                                             ---       ---         ---

Note: The Solution Development VAE (GO04) requires an additional IBM Certified Technical employee for each sales location (up to a maximum of ten employees) for each approved product. These additional employees may be assigned to any location within the firm, including the headquarters location. An employee can be counted for only one Sales Location.



NOTE: For more information about the new customer growth VAE refer to IBM announcements 598-148 and 598-145 or Channel Communications CC9807-113, CC9807-100 and CC9809-145. For information regarding certification refer to IBM announcement 598-080 and Channel Communication CC9809-146.

                     IBM SOLUTION PROVIDER/RESELLER APPLICATION


SALES LOCATION ADDENDUM

This information is required for firms applying for the Customer Growth VAE.

THIS IS ADDENDUM #:   3   of   3
                    ---      ---

     (Please complete one Addendum for each VAE for which you are requesting approval. Make as many copies of this form as you need.)

Firms applying for Customer Growth VAEs must meet the following minimum eligibility requirements:


-- Approved as an AS/400 or RS/6000 Solution Provider or Systems Integrator for a minimum of one year

-- Attained Minimum Annual Attainment (MAA)

-- Currently approved or provisionally approved (if applicable) for an Application or Technology category VAE or a Custom VAE

-- Have a minimum of two full-time employees (1 sales and 1 technical) at each requested location. Sales employee is to be located within a 100 mile radius: the technical employee within a 300 mile radius. These employees can be counted for only one sales location. Product certification requirements must be met at each approved sales location, except for RS/6000 SP.

-- Sales Location is located within a 150 or a 300 mile radius of the customer
   (150 miles for firms east and 300 miles for firms west of the Mississippi River)

-- IBMLink access at the sales location

-- Dedicated business phone line listed in the firm name at the sales location

SECTION ONE

1.   Company Name: DESIGN AUTOMATION SYSTEMS, INC.
                   -------------------------------

Main (HQ) location:   City:  HOUSTON         State: TX
                             -------                --
Sponsoring Distributor: HALL-MARK
                        ---------

2.   Requested VAE Category (please check as appropriate):

         CUSTOMER GROWTH                           AS/400             RS/6000
         ---------------                           ------             -------

         IBM System Migration & Upgrade (GO01)       X                   X
                                                   ------             -------

         Competitive Systems Conversion (GO02)       X                   X
                                                   ------             -------

         New Customer (GO03)                         X                   X
                                                   ------             -------

         Solution Development (GO04)                 X                   X
                                                   ------             -------

3.   Indicate the number of qualifying VAEs you currently are approved for:


                                                   AS/400             RS/6000
                                                   ------             -------


                           Application
                                                   ------             -------

                           Custom
                                                   ------             -------

                           Technology
                                                   ------             -------


4.   Information about this Sales Location:

     Street Address (NO P.O. Box):  701 Brazos Suite 500
                                    --------------------
     City: Austin         State: TX       Zip: 78701
           ------                --            -----

     Telephone number:  512-320-9169     Fax number: 512-320-5728
                        ------------                 ------------

SECTION TWO

If you are applying for approval for either the IBM System Migration & Upgrade
(G001) or Solution Development (GO04) VAEs, please complete the following questions:


                                          AS/400 ONLY     RS/6000          BOTH
                                          -----------     -------          ----

5.   Number of full-time Sales (only)
     employees at this location:                             1               1
                                          -----------     -------          ----

     Number of full-time Technical (only)
     employees at this location:                             2               2
                                          -----------     -------          ----


Continued on the next page ..............

                 IBM SOLUTION PROVIDER / RESELLER APPLICATION

7. Indicate whether you are approved for equivalent withdrawn VAEs and the number of new systems installed or processors upgraded during the previous 12 months within the specified geographic distance of the proposed sales location:


                                                  CHECK IF APPROVED FOR:        12-MONTH INSTALL/UPGRADES:
VAE REQUESTED / WITHDRAWN VAE OR PROORAM           AS/400       RS/6000            AS/400       RS/6000
----------------------------------------           ------       -------            ------       -------
IBM System Migration & Upgrade (G001)

     A.   System/3X to AS/400 Migration
                                                   ------       -------            ------       -------

     B.   Orphaned End User
                                                   ------       -------            ------       -------

     C.   System/3X to RS/6000 Migration
                                                   ------       -------            ------       -------

     D.   RS/6000 SP Migration/Middleware
                                                   ------       -------            ------       -------

     E.   ACT NOW!
                                                   ------       -------            ------       -------

     F.   Customer Focus
                                                   ------       -------            ------       -------

Solution Development (GO04)

G. AS/400 Optimized Client/Server

H. AS/400 LAN Client/Server

I. RS/6000 Client/Server Networking

Other - List VAE name

     J.   -----------------------------------      ------       -------            ------       -------

     K.   -----------------------------------      ------       -------            ------       -------

     L.   -----------------------------------      ------       -------            ------       -------

     M.   -----------------------------------      ------       -------            ------       -------


8. For firms applying for VAE G001, indicate the TOTAL NUMBER of System/3X migrations within the specified geographic distance of the proposed sales location.

                                            AS/400        RS/6000
                                            ------        -------

               New Systems
                                            ------        -------

               Processor Upgrades
                                            ------        -------

1    9. Check your IBM Business Partner status:    Member    Advanced  X Premier
                                                ---       ---         ---

Note: The Solution Development VAE (GO04) requires an additional IBM Certified Technical employee for each sales location (up to a maximum of ten employees) for each approved product. These additional employees may be assigned to any location within the firm, including the headquarters location. An employee can be counted for only one Sales Location.




Note: For more information about the new Customer Growth VAE refer to IBM Announcements 598-148 AND 598-145 or Channel Communications CC9807-113, CC9807-100 and CC9809-145. For information regarding Certification refer to IBM Announcement 598-080 and Channel Communication CC9809-146.